UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004

                              NETWORK ENGINES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-30863               04-3064173
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   (State or Other Juris-         (Commission            (IRS Employer
  diction of Incorporation        File Number)         Identification No.)


  25 Dan Road, Canton, MA                               02021
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(Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (781) 332-1000

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          (Former Name or Former Address, if Changed Since Last Report)


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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.05.  Costs Associated with Exit or Disposal Activities

     The Board of Directors of Network Engines, Inc. approved, on October 12, 2004, a plan for the company to exit the business of distributing third-party storage networking components.

     The company's decision to exit the third-party storage networking distribution business was based on a review of this business and its prospects. As a result of the commoditization of Fibre Channel Host Bus Adapter (HBA) technology and increasing competition in the market, Network Engines has experienced declining gross profits in its HBA distribution business. Furthermore, the company expected future net revenues and gross profits in this business to deteriorate, and the company concluded that a withdrawal from the business was the appropriate course of action at this time.

     The expected cash expenditures and cost of exiting the third-party storage networking distribution business is estimated to be between $300,000 and $500,000. These costs include one-time termination benefits and contract termination costs that are expected to be recognized in the quarter ending December 31, 2004. Excluded from these estimates are any non-cash charges related to the potential impairment of goodwill and intangible assets which are currently being reviewd by the Company. As of September 30, 2004, the company had approximately $7.8 million of goodwill and $400,000 of intangible assets. Network Engines expects to complete the exit from the third-party storage networking distribution business by the end of the calendar year.

Item 7.01.  Regulation FD Disclosure

     On October 13, 2004, Network Engines, Inc. announced that it will exit the business of distributing third-party storage networking components. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 7.01 on Form 8-K, as well as in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

                  99.1 Press Release entitled "Network Engines Announces It will Exit the Business of Distributing Third-Party Storage Networking Components", issued by the company on October 13, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            NETWORK ENGINES, INC.
 Date:  October 13, 2004
                            By:  /s/ Douglas G. Bryant

                                  ---------------------------------------------
                                  Douglas G. Bryant
                                  Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary
                                  (Principal Financial Officer and Principal
                                  Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit No.                                     Description
99.1 Press release entitled "Network Engines Announces It will Exit the Business of Distributing
                                       Third-Party Storage Networking
                                       Components", issued by the
                                       company on October 13, 2004.




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